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                                                                    EXHIBIT 23.1


                          Consent of Ernst & Young LLP,
                       Independent Auditors to Registrant

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 23, 2001 (except Note 4, as to which the date is September 30, 2001) in the Registration Statement on Form S-4 and the related Prospectus of Thane International, Inc. for the registration of 3,985,301 shares of its common stock.

                                                               Ernst & Young LLP


Riverside, California
December 28, 2001